UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event
reported): November 29, 2022
Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330
--------------------------------- (State or Other Jurisdiction of Incorporation)	------------------- (Commission	--------------------------- (I.R.S. Employer Identification Number)
File Number)

8000 West Florissant Avenue
St. Louis,	Missouri	63136
------------------------------------------------ (Address of Principal Executive Offices)		------------------ (Zip Code)
Registrant’s telephone number, including area code:
(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of $0.50 par value per share	EMR	New York Stock Exchange
NYSE Chicago
0.375% Notes due 2024	EMR 24	New York Stock Exchange
1.250% Notes due 2025	EMR 25A	New York Stock Exchange
2.000% Notes due 2029	EMR 29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

Over the past 18 months, Emerson Electric Co. ("Emerson" or the "Company") has taken significant actions to accelerate the transformation of its portfolio through the completion of strategic acquisitions and divestitures of non-core businesses. The Company's recent portfolio actions include the combination of its industrial software businesses with Aspen Technology, Inc., with the Company owning 55 percent of the combined entity on a fully diluted basis upon closing of the transaction on May 16, 2022, the sale of its Therm-O-Disc business, which was completed on May 31, 2022, the sale of its InSinkErator business, which was completed on October 31, 2022, and the sale of a majority stake in its Climate Technologies business, which was announced on October 31, 2022, and is expected to close in the first half of calendar year 2023, subject to regulatory approvals and customary closing conditions.

Beginning in fiscal 2023, the Company will report financial results for Climate Technologies, InSinkErator and Therm-O-Disc as discontinued operations for all periods presented, and the assets and liabilities of Climate Technologies as held-for-sale. In addition, the Company will report six segments and two business groups, which are highlighted in the table below. The Company will also reclassify certain product sales that were previously reported in Control Systems & Software to Discrete Automation, which is reflected in the supplemental business segment information in this Form 8-K.

INTELLIGENT DEVICES	SOFTWARE AND CONTROL

•Measurement & Analytical	•AspenTech
•Final Control	•Control Systems & Software
•Discrete Automation
•Safety & Productivity

The new segments were previously described as follows: the Measurement & Analytical instrumentation product offering is now Measurement & Analytical; the Valves, Actuators & Regulators product offering is now Final Control; the Industrial Solutions product offering is now Discrete Automation; the Systems & Software product offering is now Control Systems & Software; the Tools & Home Products segment, excluding the divested InSinkErator business, is now Safety & Productivity; and, AspenTech remains unchanged.

The Company is providing the supplemental unaudited historical results to reflect the impact of reporting the divestitures described above in discontinued operations, the assets and liabilities of Climate Technologies as held-for-sale, and the new segment reporting to facilitate investors' understanding of the Company's consolidated and segment results that will be reported in fiscal 2023. The information in Exhibit 99.1 does not represent a restatement of previously issued financial statements and should be read in conjunction with the Company’s Annual Report on Form 10-K. The information contained in this Form 8-K is being provided voluntarily and shall not be deemed “filed” for purposes of, or subject to liability under, Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any Company filing with the Securities and Exchange Commission.

Non-GAAP Financial Measures

The supplemental unaudited historical results contain non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While the Company believes these non-GAAP financial measures are useful in evaluating the Company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in the Company’s most recent Form 10-K filed with the Securities and Exchange Commission.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include Emerson's ability to successfully complete on the terms and conditions contemplated, and the financial impact of the proposed Climate Technologies transaction, the financial impact of the proposed sale, the scope, duration and ultimate impacts of the COVID-19 pandemic and the Russia-Ukraine conflict, as well as economic and currency conditions, market demand, including related to the pandemic and oil and gas price declines and volatility, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, inflation, among others, as set forth in Emerson's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

Item 9.01 Financial Statements and Exhibits

The Company is including herein supplemental unaudited historical information as of September 30, 2022 and for the years ended September 30, 2022 and 2021, reflecting its consolidated results adjusted for the impact of discontinued operations, and results for its new business segments. This information is attached as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description of Exhibits

99.1	Supplemental unaudited historical information as of September 30, 2022 and for the years ended September 30, 2022, and 2021.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	November 29, 2022	By:	/s/ John A. Sperino
John A. Sperino Vice President and Assistant Secretary